UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2012

SONIC AUTOMOTIVE, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-13395	56-201079
(Commission File Number)	(IRS Employer Identification No.)

4401 Colwick Road Charlotte, North Carolina	28211
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 566-2400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) On May 14, 2012, Sonic Automotive, Inc. (the “Company”) dismissed Ernst & Young LLP (“Ernst & Young”), as the Company’s independent registered public accountant. Also on May 14, 2012, in accordance with its charter, the Audit Committee of the Company’s Board of Directors approved the dismissal of the Company’s engagement of Ernst & Young. The Company is in the process of engaging an independent registered public accountant for the year ended December 31, 2012. During the two years ended December 31, 2011 and during any subsequent period through May 14, 2012, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of Ernst & Young would have caused it to make reference to the subject matter of the disagreements in connection with its report. During the same periods, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K, other than with respect to the ineffectiveness of the Company’s internal control over financial reporting due to the material weakness mentioned below that was previously disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 and Current Report on Form 8-K filed with the Securities and Exchange Commission on March 5, 2012.

The audit reports of Ernst & Young on the consolidated financial statements as of and for the years ended December 31, 2010 and 2011 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. The audit reports of Ernst & Young on the effectiveness of internal control over financial reporting as of December 31, 2010 and 2011 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that Ernst & Young’s report on the effectiveness of internal control over financial reporting as of December 31, 2011 included an adverse opinion on the Company’s internal control over financial reporting due to the effect of a material weakness identified during the audit of the financial statements for the fiscal year ended December 31, 2011 related to oversight and review procedures designed to monitor the accuracy of certain period-end journal entries. Specifically, the control regarding review of the journal entry initiated in January 2011 to reclassify negative book cash balances between cash and accounts payable was not operating effectively.

The Company provided Ernst & Young a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Ernst & Young’s letter, dated May 18, 2012, stating that it agrees with such statements.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

16	Letter from Ernst & Young LLP, dated May 18, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONIC AUTOMOTIVE, INC.

By:	/s/ Stephen K. Coss
Stephen K. Coss
Senior Vice President and General Counsel

Dated: May 18, 2012

EXHIBIT INDEX

Exhibit No.	Description
16	Letter from Ernst & Young LLP, dated May 18, 2012